Summary Prospectus	September 24, 2012

Invesco High Yield Fund

Class: R5 (AHIYX), R6 (HYIFX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 659-1005 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated September 24, 2012, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the Web site, phone number or e-mail address noted above.

Investment Objective(s)
The Fund’s investment objective is total return, comprised of current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class:	R5	R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	R5	R6

Management Fees	0.53%	0.53%

Distribution and/or Service (12b-1) Fees	None	None

Other Expenses[1]	0.15	0.11

Total Annual Fund Operating Expenses[1]	0.68	0.64

Fee Waiver and/or Expense Reimbursement[2]	0.04	0.00

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.64	0.64

1	“Other Expenses” and “Total Annual Fund Operating Expenses” for Class R6 shares are based on estimated amounts for the current fiscal year.
2	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed, through at least June 30, 2013 to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of each of Class R5 and Class R6 shares to 0.64% of average daily net assets. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class R5	$65	$214	$375	$843

Class R6	$65	$205	$357	$798

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are determined to be below investment grade quality.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

The Fund considers debt securities to be below investment grade quality if they are rated BB/Ba or lower by Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc., or any other nationally recognized statistical rating organization (NRSRO), or are determined by the portfolio managers to be of comparable quality to such rated securities. These types of securities are commonly known as “junk bonds.” The Fund will principally invest in junk bonds rated B or above by an NRSRO or deemed to be of comparable quality by the portfolio managers.

The Fund may invest up to 25% of its total assets in foreign securities. The Fund may also invest in securities, whether or not considered foreign securities, which carry foreign credit exposure. The Fund may also invest up to 15% of its total assets in securities of issuers located in developing markets.

In selecting securities for the Fund’s portfolio, the portfolio managers focus on junk bonds that they believe have favorable prospects for high current income and the possibility of growth of capital. Before purchasing securities for the Fund, the portfolio managers conduct a bottom-up fundamental analysis of an issuer that involves an evaluation by a team of

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credit analysts of an issuer’s financial condition. The fundamental analysis is supplemented by (i) an ongoing review of the securities’ relative value compared with other junk bonds, and (ii) a top-down analysis of sector and macro-economic trends.

The portfolio managers attempt to control the Fund’s risk by (i) limiting the portfolio’s assets that are invested in any one security, and (ii) diversifying the portfolio’s holdings over a number of different industries. The portfolio managers will consider selling a security if (1) there appears to be deterioration in a security’s risk profile, or (2) they determine that other securities offer better value.

The Fund can invest in derivative instruments, specifically forward currency contracts, to mitigate the risk of foreign currency exposure, and credit default swaps and credit default swap indexes, to gain or reduce exposure to an asset class or a particular issuer.

A forward currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward currency contracts are used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. The Fund can use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

A credit default swap is an agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults. The Fund can enter into credit default swaps to create long or short exposure to corporate or sovereign debt securities. The Fund can buy a credit default swap (buy credit protection) or sell a credit default swap (sell credit protection). When the Fund buys a credit default swap it makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a reference debt obligation. Alternatively, the Fund can sell a credit default swap whereby the Fund can receive premium payments from the buyer in exchange for taking the risk of default of the underlying reference obligation.

The Fund can invest in credit default swap indices which are credit derivatives used to hedge credit risk or take a position on a basket of credit entities. Credit default swap indices allow an investor to gain or reduce exposure on a basket of credit entities in a more efficient manner than transacting in single name credit default swaps. Unlike a credit default swap, a credit default swap index is a standardized credit security and therefore may be more liquid.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Developing/Emerging Markets Securities Risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s website at www.invesco.com/us.

Annual Total Returns

Class R5 shares year-to-date (ended June 30, 2012): 8.39%
Best Quarter (ended June 30, 2009): 23.37%
Worst Quarter (ended December 31, 2008): -19.60%

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Average Annual Total Returns (for the periods ended December 31, 2011)

	1	5	10
	Year	Years	Years

Class R5 shares[1]: Inception (4/30/2004)
Return Before Taxes	1.75%	6.59%	7.42%
Return After Taxes on Distributions	-0.90	3.37	4.21
Return After Taxes on Distributions and Sale of Fund Shares	1.15	3.65	4.36

Class R6 shares[1]: Inception (9/24/2012)	1.43	6.15	7.10

Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	7.84	6.50	5.78

Barclays U.S. Corporate High Yield 2% Issuer Cap Index (reflects no deduction for fees, expenses or taxes)	4.96	7.74	8.96

Lipper High Current Yield Bond Funds Index	2.85	5.13	7.08

1	Class R5 and Class R6 shares’ performance shown prior to the inception date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waiver and/or expense reimbursement. The inception date of the Fund’s Class A shares is July 11, 1978.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund

Darren Hughes	Portfolio Manager	2005

Scott Roberts	Portfolio Manager	2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-659-1005.

There is no minimum initial investment for (i) a defined contribution plan with at least $100 million of combined defined contribution and defined benefit plan assets, or (ii) retirement plans investing through a retirement platform that administers at least $2.5 billion in retirement plan assets and trades multiple plans through an omnibus account. All other retirement plans must meet a minimum initial investment of at least $1 million in each Fund in which it invests.

The minimum initial investment for all other institutional investors is $10 million, unless such investment is made by an investment company, as defined under the Investment Company Act of 1940 (1940 Act), as amended, that is part of a family of investment companies which own in the aggregate at least $100 million in securities, in which case there is no minimum initial investment.

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

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invesco.com/us  HYI-SUMPRO-2